UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2022

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
Maryland	000-54023	20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5707 Southwest Parkway, Building 1, Suite 275 Austin, Texas	78735
(Address of principal executive offices)	(Zip Code)

(737) 281-0101

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	DLR	New York Stock Exchange
Series J Cumulative Redeemable Preferred Stock	DLR Pr J	New York Stock Exchange
Series K Cumulative Redeemable Preferred Stock	DLR Pr K	New York Stock Exchange
Series L Cumulative Redeemable Preferred Stock	DLR Pr L	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Digital Realty Trust, Inc.:	Emerging growth company	☐
Digital Realty Trust, L.P.:	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Digital Realty Trust, Inc.:	☐
Digital Realty Trust, L.P.:	☐

Introductory Note

Unless otherwise indicated or unless the context requires otherwise, all references in this report to “we,” “us,” “our,” “our company,” “the company” or “Digital Realty” refer to Digital Realty Trust, Inc., together with its consolidated subsidiaries, including Digital Realty Trust, L.P., our “operating partnership.”

Item 7.01. Regulation FD Disclosure.

On January 3, 2022, Digital Realty issued a press release announcing the Teraco Acquisition described under Item 8.01 below. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the company or the operating partnership under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

Pending Teraco Acquisition

On December 22, 2021, Digital Titan Proprietary Limited, a South African subsidiary of our operating partnership (“Digital Titan”), entered into definitive agreements with TDE Luxco, BPESAL V2 S.a r.l, and other sellers party thereto (collectively, the “Teraco Sellers”) to acquire a majority interest stake in TDE Investments (Pty) Ltd and its subsidiaries (“TDE Investments”), Africa’s largest carrier-neutral data center and interconnection services provider, for consideration that we currently estimate to be approximately $1.7 billion (the “Teraco Acquisition”). The consideration values the enterprise of TDE Investments and its subsidiaries at approximately $3.5 billion (before contractual purchase price adjustments, transaction expenses, taxes and potential currency fluctuations). Following the close of the Teraco Acquisition, Digital Titan will own approximately 55% of the total economic interests in TDE Investments and its subsidiaries, taken as a whole, with the remaining approximately 45% of such interests to be retained by a consortium of TDE Investments management and existing investors. The rolling equity holders in TDE Investments will have the opportunity to put their equity interests in TDE Investments to Digital Titan between 3.5-5.5 years following the closing of the Teraco Acquisition, and Digital Titan will have a right to call those equity interests between 5.5-6.5 years following the closing of the Teraco Acquisition.

The transaction is expected to be approximately 1% dilutive to our core funds from operations per share in 2022, breakeven in 2023, and accretive to financial metrics and the growth trajectory of the company thereafter. We expect the investment will be financed through a combination of proceeds from our private capital and capital recycling efforts, committed funds under an existing equity forward commitment, and other potential future financings.

The closing of the Teraco Acquisition is subject to customary closing conditions, including but not limited to the continuing accuracy of representations and warranties (subject to agreed-upon materiality standards) and material compliance with covenants in the share purchase agreement (the “Share Purchase Agreement”). In connection with the Teraco Acquisition, our operating partnership has agreed to guarantee to the Teraco Sellers payment in full of the consideration and any and all costs, expenses, fees and other amounts payable by Digital Titan under the Share Purchase Agreement.

We believe the Teraco Acquisition will immediately position Digital Realty as the leading data center provider on the high-growth African continent. TDE Investments is the largest and most densely interconnected data center platform in Africa, with an in-service portfolio of seven state-of-the-art data centers strategically located in the key South African metro areas of Johannesburg, Cape Town and Durban. The TDE Investments portfolio is comprised of 187 megawatts of total planned capacity, including 75 megawatts of capacity currently in-service, 19 megawatts of capacity under construction and 93 megawatts of potential future additional capacity. TDE Investments owns the freehold to six of its seven in-service data centers, as well as adjacent land to support the future development pipeline. TDE Investments serves over 600 customers, including more than 275 connectivity providers, over 25 cloud and content platforms and approximately 300 enterprises, with approximately 22,000 cross-connects between customers.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes”, “anticipates”, “expects”, “may”, “will”, “would”, “should”, “estimates”, “could”, “intends”, “plans” or other similar expressions are forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause the company’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements as a result of, but not limited to, the following factors: timing and consummation of the Teraco Acquisition; risks and uncertainties related to market conditions and satisfaction of customary closing conditions related to the Teraco Acquisition; the expected operating performance of the Teraco Acquisition and descriptions relating to these expectations; our future plans to expand our platform in Africa; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which we operate, as detailed from time to time in each of our reports filed with the Securities and Exchange Commission. There can be no assurance that the proposed transactions will be consummated on the terms described herein or at all.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2020 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Digital Realty dated January 3, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: January 3, 2022

Digital Realty Trust, Inc.

By:	/s/ JEANNIE LEE
Jeannie Lee
Executive Vice President, General Counsel

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ JEANNIE LEE
Jeannie Lee
Executive Vice President, General Counsel